                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934, as amended (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              BRC HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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 *   Set forth amount on which the filing is calculated and state how it was determined

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                          [LETTERHEAD APPEARS HERE]


                                                                  April 11, 1997

Dear Stockholder:

  You are cordially invited to attend the annual meeting of stockholders of BRC Holdings, Inc. to be held in Salons I & II of the Sheraton Suites Market Center Hotel, 2101 Stemmons Freeway, Dallas, TX 75207 on May 15, 1997, at 9:00 a.m.

  It is important that your shares be represented at the meeting whether or not you personally attend, and I urge you to sign, date and return the enclosed proxy at your earliest convenience.

                                                   Yours very truly,

                                                          LOGO
                                                    Perry E. Esping
                                          Chairman and Chief Executive Officer

                              BRC HOLDINGS, INC.
                     1111 W. MOCKINGBIRD LANE, SUITE 1400
                              DALLAS, TEXAS 75247

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 15, 1997

To the Stockholders of BRC Holdings, Inc.:

  BRC Holdings, Inc., a Delaware corporation, will hold its annual meeting of stockholders in the Salons I & II of the Sheraton Suites Market Center Hotel, 2101 Stemmons Freeway, Dallas, TX 75207 on May 15, 1997, at 9:00 a.m., Dallas time, for the following purposes:

    (a) To elect five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

    (b) To approve the Nonqualified Performance Stock Option Plan for New Employees and Employees of Acquired Companies;

    (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on March 26, 1997 are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

  Whether or not you expect to be present at the annual meeting, please sign and date the enclosed proxy and return it promptly in the enclosed envelope. You may revoke any previously delivered proxy by signing and dating a new proxy, submitting a notice of revocation, or by voting in person. No postage is required if the proxy is mailed in the United States. Prompt response by our stockholders will reduce the time and expense of solicitation.

                                           By Order of the Board of Directors,

                                                          LOGO
                                                     Perry E. Esping
                                          Chairman and Chief Executive Officer

Dallas, Texas
April 11, 1997

                              BRC HOLDINGS, INC.
                     1111 W. MOCKINGBIRD LANE, SUITE 1400
                              DALLAS, TEXAS 75247

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 15, 1997

  BRC Holdings, Inc., a Delaware corporation (the "Company"), is furnishing this proxy statement to its stockholders in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting of stockholders (the "Annual Meeting") to be held in the Salons I & II of the Sheraton Suites Market Center Hotel, 2101 Stemmons Freeway, Dallas, TX 75207, on May 15, 1997, at 9:00 a.m., Dallas time, or any adjournment thereof. Shares can be voted at the Annual Meeting only if the record holder thereof is represented by proxy or is present in person. All shares represented by a proxy in the form enclosed and properly executed and returned to the Company before the Annual Meeting will be voted in accordance with any specification made on such proxy. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by executing a superseding proxy, by submitting a notice of revocation to the Company or by attending the Annual Meeting and voting in person. However, no such notice of revocation or later dated proxy will be effective unless and until received by the Company at or prior to the annual meeting. The approximate date on which this proxy statement and the enclosed proxy are first being sent to stockholders is April 11, 1997.

  The enclosed Annual Report of the Company for the year ended December 31, 1996 is not part of the proxy solicitation material.

                           OUTSTANDING CAPITAL STOCK

  The record date for stockholders entitled to vote at the Annual Meeting is March 26, 1997. At the close of business on that date, the Company had issued and outstanding and entitled to vote 7,092,125 shares of Common Stock, par value $0.10 per share ("Common Stock").

                               QUORUM AND VOTING

  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. The holders of the Common Stock have no cumulative voting rights. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                       ACTION TO BE TAKEN AT THE MEETING

  The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) "FOR" the election of directors for the Company of the 5 persons named under the caption "ELECTION OF DIRECTORS," (ii) "FOR" the approval of the Nonqualified Performance Stock Option Plan for New Employees and Employees of Acquired Companies, and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any such other matter or business.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth information concerning the only persons known to the Company to be the beneficial owners of 5% or more of Common Stock or other voting stock of the Company at March 26, 1997:

NAME AND ADDRESS OF    NUMBER OF                NATURE OF              PERCENT
 BENEFICIAL OWNER      SHARES(1)           BENEFICIAL OWNERSHIP        OF CLASS
-------------------    ---------           --------------------        --------
Perry E. Esping        1,387,651(2) Sole voting and investment power    19.4%
4330 Bordeaux
Dallas, TX 75205
First Pacific            690,000(3) Shared voting and investment power   9.7%
Advisors, Inc.
11400 West Olympic        20,000(3) Shared investment power              0.3%
Blvd. Suite 1200
Los Angeles, CA 90064

--------

(1) All are shares of Common Stock.

(2) According to information provided by Mr. Esping and contained in a statement on Schedule 13D dated March 28, 1988, as amended through Amendment No. 8 dated June 1, 1994, and Form 5 dated February 28, 1997, filed with the Securities and Exchange Commission, Mr. Esping holds 1,335,687 shares of Common Stock directly. Mr. Esping is also deemed to be the beneficial owner of 50,000 shares of Common Stock which are issuable upon the exercise of presently exercisable stock options and 1,964 shares of Common Stock in the Company 401(k) plan and such shares are included in the figure noted in the table.

(3) Based upon information contained in the statement on Schedule 13G dated February 11, 1993 as amended through Amendment No. 5 dated February 13, 1997 filed with the Securities and Exchange Commission by First Pacific Advisors, Inc. First Pacific Advisors, Inc. is an investment advisor acting as record holder for institutional investors, including investment companies and pension funds. First Pacific Advisors, Inc. has indicated that it believes it shares voting and disposition authority with its clients by reason of the contractual arrangements it has with those parties. First Pacific Advisors, Inc. has advised the Company that, by virtue of a contract with a specific client, it has no voting authority with respect to 20,000 of the shares shown in the table above.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

  Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Pursuant to authority provided in the Company's By-Laws, the Board of Directors has fixed at five the number of directors which constitute the whole Board of Directors. The affirmative vote of a plurality of the votes cast by stockholders, whether present in person or by proxy, entitled to vote at the Annual Meeting, a quorum being present, is required to elect each director. It is intended that the shares represented by the proxies solicited hereby will be voted for the election of each of the persons nominated for election except where authority to so vote is withheld. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for any substitute nominee recommended by the Board of Directors. Each nominee has expressed to the Board of Directors his intention to serve the entire term for which he is elected.

  The following table lists the persons nominated for election as directors and the named executive officers in the Summary Compensation Table below and provides information regarding their beneficial ownership of the Common Stock of the Company at March 26, 1997.

                                                                        PERCENT OF
        NAME OF          NUMBER OF                                        VOTING
    BENEFICIAL OWNER      SHARES        NATURE OF BENEFICIAL OWNERSHIP    CLASS
    ----------------     ---------      ------------------------------  ----------
Perry E. Esping......... 1,387,651(1)  Sole voting and investment power   19.4%
L.D. Brinkman...........    17,000(2)  Sole voting and investment power    0.2%
Robert E. Masterson.....     2,100(3)  Sole voting and investment power     --
David H. Monnich........     2,000(4)  Sole voting and investment power     --
Paul T. Stoffel.........   168,223(5)  Sole voting and investment power    2.4%
Jerrold L. Morrison.....    83,767(6)  Sole voting and investment power    1.2%
Daniel J. Brennan.......    18,764(7)  Sole voting and investment power    0.3%
Bernard J. Owens........    58,752(8)  Sole voting and investment power    0.8%
Harvey V. Braswell......     1,250(9)  Sole voting and investment power     --
All directors and
 officers as a group
 (16 persons)........... 2,032,190(10) Sole voting and investment power   27.6%

 (1) See Note (2) under the caption Principal Stockholders.

 (2) Represented by 15,000 shares of common stock for which Mr. Brinkman is the record holder and 2,000 shares issuable under stock options which are presently exercisable.

 (3) Represented by 100 shares of common stock for which Mr. Masterson is the record holder and 2,000 shares issuable under stock options which are presently exercisable.

 (4) Represented by 2,000 shares issuable under stock options which are presently exercisable.

 (5) Represented by 166,223 shares of common stock for which Mr. Stoffel is the record holder and 2,000 shares issuable under stock options which are presently exercisable.

 (6) Represented by 83,333 shares issuable under stock options which are presently exercisable and 434 shares which are held on Mr. Morrison's behalf by the Company 401(k) plan.

 (7) Represented by 18,333 shares issuable under stock options which are presently exercisable and 431 shares which are held on Mr. Brennan's behalf by the Company 401(k) Plan.

 (8) Represented by 12,520 shares of common stock for which Mr. Owens is the record holder, 33,000 stock options which are presently exercisable, 12,333 shares issuable under stock options which will become exercisable within 60 days of the record date, and 899 shares which are held on Mr. Owens' behalf by the Company 401(k) plan.

 (9) Represented by 1,250 shares issuable under stock options which are presently exercisable.

(10) Includes 266,249 shares subject to employee stock options that are presently exercisable, or will become exercisable within sixty days of the record date.

                       DIRECTORS AND EXECUTIVE OFFICERS

  A brief description of the business experience and current directorships of each nominee for director and each executive officer of the Company is provided below. Directors hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Executive officers are elected by the Board of Directors at its annual meeting and hold office until its next annual meeting or until their successors have been duly elected and qualified.

DIRECTORS

  Perry E. Esping

  Mr. Esping, age 62, has been a director of the Company since April 1988. He serves on the Compensation Committee of the Board of Directors. Mr. Esping has been Chairman and Chief Executive Officer of the Company since March 15, 1994. Prior to such date, Mr. Esping served as President and Chief Executive Officer of the Company and held such positions since May 27, 1988. He was Chairman of the Board and Chief Executive Officer of First Data Resources, Inc., a subsidiary of American Express engaged in providing data processing services, since before 1983 and until November 1987. Mr. Esping serves as Chairman of the Board of MatriDigm Corporation, a privately-held corporation which specializes in technology designed to address the "Year 2000" computer date problem. He is also a director of Brite Voice Systems, Inc., a provider of voice messaging systems, Service Data Corporation, a data processing company, Pan Aero Corporation, a firm specializing in wind energy systems and Computer Management Sciences, Inc., a professional services firm specializing in information technology.

  L. D. Brinkman

  Mr. Brinkman, age 68, has been a director of the Company since January 1989. Mr. Brinkman serves on the Compensation Committee of the Board of Directors. He has been Chairman of the Board, Chief Executive Officer and President of LDB Corporation since 1970. LDB Corporation owns and franchises Mr. Gatti's restaurants. Mr. Gatti's, Inc., a wholly owned subsidiary of LDB Corporation, filed for protection under the United States Bankruptcy Code on October 10, 1991 and was the subject of a reorganization plan under Chapter 11 thereof which was confirmed on December 2, 1992.

  Robert E. Masterson

  Mr. Masterson, age 51, has been a director of the Company since May 1995. Mr. Masterson is Chairman and Chief Executive Officer of Service Data Corporation and has served in such capacity since 1991. From 1986 to 1991, Mr. Masterson was owner and President of Masterson Properties, a real estate and investment company. He served as a division President with American Express Company in the travel, corporate card and information services divisions from 1984 to 1986. Prior to that time, Mr. Masterson was President and Chief Executive Officer of First Data Resources, Inc., a subsidiary of American Express providing data processing services.

  David H. Monnich

  Mr. Monnich, age 65, has been a director of the Company since January 1989, serves on the Audit Committee and is Chairman of the Compensation Committee of the Board of Directors. Mr. Monnich is Chairman and Chief Executive Officer of Crown Steel, Inc. and has served in such capacity since January 1996. Mr. Monnich was President and Chief Executive Officer of DHM Corporation, a private holding company, prior to 1996. Mr. Monnich sought protection under the United States Bankruptcy Code on June 16, 1995 and received a discharge under Chapter 7 thereof on October 28, 1995.

  Paul T. Stoffel

  Mr. Stoffel, age 63 has been a director of the Company since March 1989 and is Chairman of the Audit Committee of the Board of Directors. Mr. Stoffel is Chairman of Paul Stoffel Capital Corporation which engages in various public and private investments. He is also a director of Centex Corporation which is engaged in the residential construction and development industry. Mr. Stoffel was Managing Director of Paine Webber, Inc., an investment banking company, from 1979 through 1985.

EXECUTIVE OFFICERS

  Jerrold L. Morrison

  Mr. Morrison, age 42 is President and Chief Operating Officer and has served in such capacity since January 1996. He was Executive Vice President of the Company since February 1, 1995 and also has served as President of BRC Health Care, Inc., a wholly owned subsidiary of the Company, since August 1995. Previously he spent seven years as a corporate executive officer of Newtrend, L.P., a financial products and services company in Orlando, Florida serving as President of the client server division the last two years.

  Harvey V. Braswell

  Mr. Braswell, age 51, has been the President of the Government Services Division of the Company since November 1996. Upon joining the Company January 1996, he served as Vice President of Information Services and Senior Vice President of Operations for the Government Services Division. From 1976 to September 1995, Mr. Braswell held executive management positions with Electronic Data Systems in their Government Systems and Health Care Divisions. Mr. Braswell currently serves on the North Carolina Electronics and Information Technologies Association Board of Directors.

  Clifford J. Carroll

  Mr. Carroll, Age 46, has been President of the Company's Health Care Division since joining the Company in June of 1996. Prior to that time, he was Vice President for the health care division of Unisys Corporation from October 1993 to June 1996. The health care division of Unisys Corporation provides specialized health care information technology services. From December 1991 to September 1993, Mr. Carroll served as President of JRS Clinical Technologies, Inc., a provider of clinical information systems. Prior to that, Mr. Carroll was an Executive Vice President of Ferranti International Health Care Systems, a hospital, laboratory, and long term care information systems vendor and intergrator. Mr. Carroll served in such position from October 1988 to November 1991.

  L. Stanley Coffee

  Mr. Coffee, age 52, is Executive Vice President of BRC and has served in that capacity since March of 1997. He is responsible for the operations of the Technology Sourcing Group's Year 2000 activities. Previously, he spent two years as Vice President of Energy Management Systems at Altra Energy Technologies, LLC. For the two years prior, Mr Coffee was Account Manager at Chrysler Systems, a subsidiary of International Business Machines providing services relating to software, consulting and financial products. Prior to that Mr. Coffee was President of SCADACom, a satellite communication company for the energy industry.

  Thomas L. Gegenheimer

  Mr. Gegenheimer, age 54, has been Vice President and Chief Technology Officer since April 1994. Mr. Gegenheimer was previously Director of Information Processing and Networking Services for Disney Worldwide Services, Inc., a provider of services to affiliates of the Walt Disney Company from July 1988 to November 1993.

  Thomas E. Kiraly

  Mr. Kiraly, age 37, has been Chief Financial Officer since March 1994. Prior to that time, he served as Vice President of Finance since January 1989. He formerly was a Senior Management Consultant with Touche Ross & Co., a predecessor to Deloitte & Touche, a national accounting firm, from 1985 until 1989.

  Bernard J. Owens

  Mr. Owens, age 50 has been President of the Government Records Management division since July of 1996 and has been Executive Vice President of the Company since June 1992. He was President of the Eastern Region from May 1989 to June 1992. He was Vice President of its Northeast Region prior to 1984 through May 1989.

  Ray H. Pace

  Mr. Pace age 55, has been Executive Vice President of the Company since September 1996. Since 1980, he has served as the Chairman of the Board and President of The Pace Group, Inc. which merged with a wholly owned subsidiary of the Company in September of 1996. Mr. Pace is also the Chairman, President and stockholder of a private holding company, Pace Investments, Inc.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers, based on salary, bonuses, and other compensation earned during fiscal 1996.

                          SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------
                                                                     LONG-TERM COMPENSATION
                                                                --------------------------------
                                                                       AWARDS          PAYOUTS
                                                                --------------------------------
                                     ANNUAL COMPENSATION
                               --------------------------------
                                                                           SECURITIES
                                                        OTHER                UNDER-              ALL OTHER
                                                       ANNUAL   RESTRICTED   LYING                COMPEN-
      NAME AND                                         COMPEN-    STOCK     OPTIONS/     LTIP     SATION
      PRINCIPAL                SALARY     BONUS(A)    SATION(D)  AWARD(S)     SARS    PAYOUTS(E)    (H)
     POSITION(A)       YEAR(B) ($)(C)      ($)(D)      ($)(E)     ($)(F)     (#)(G)     ($)(H)    ($)(I)
----------------------------------------------------------------------------------------------------------
Esping, P.E.            1996   250,000                                                             3,150
Chairman and            1995   265,000                                      150,000                3,150
CEO                     1994   280,000    100,000(B)                                               3,234
----------------------------------------------------------------------------------------------------------
Morrison, Jerrold       1996   249,039                 49,610                50,000                1,393
President and Chief     1995   169,308(c)  37,000       9,664               125,000                  969
Operating Officer       1994
----------------------------------------------------------------------------------------------------------
Brennan, Daniel(G)      1996   200,000                                                             1,387
President, Business     1995   200,000                                       25,000                1,659
Records Corporation     1994   200,000     87,500                            75,000     45,622     1,050
----------------------------------------------------------------------------------------------------------
Owens, Bernard          1996   200,000    104,205(F)                                               3,150
Executive Vice          1995   200,000     30,000                            25,000                3,150
President               1994   200,000                                       37,000     45,622     2,573
----------------------------------------------------------------------------------------------------------
Braswell, Harvey        1996   114,462     50,000(F)   54,607                30,000                2,045
President, Government   1995
Services Division       1994
----------------------------------------------------------------------------------------------------------

(A) Unless otherwise noted, reflects bonus earned during the fiscal year but paid during the next year.

(B) Bonus was awarded in May 1995 and paid in June 1995 for performance during 1994.

(C) Reflects compensation for only a portion of the year paid to Mr. Morrison who became employed by the Company on February 1, 1995.

(D) Reflects compensation associated with relocation expenses.

(E) Reflects payments made in April 1994 associated with the Company's 1990 Key Contributor Plan.

(F) With respect to Mr. Owens, of the total amount, $42,393 was paid in March 1997 for performance during 1996. With respect to Mr. Braswell, of the total amount, 25,000 was paid in March 1997 for performance during 1996.

(G) Mr. Brennan resigned from his position as an officer of the Company on November 26, 1996, and terminated his employment with the Company on December 31, 1996.

(H) Amounts represent Company contributions to the Company's 401(k) Plan on the behalf of the listed individuals.

OPTION GRANTS DURING 1996 FISCAL YEAR

  The following table sets forth information concerning the grant of stock options and stock appreciation rights during the fiscal year ended December 31, 1996 to the named executives:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                    ANNUAL RATES OF
                                                                                      STOCK PRICE
                                                                                   APPRECIATION FOR
                                            INDIVIDUAL GRANTS                         OPTION TERM
                         ------------------------------------------------------- ---------------------
                          NUMBER OF     PERCENT OF
                          SECURITIES      TOTAL
                          UNDERLYING  OPTIONS/SAR'S  EXERCISE
                         OPTIONS/SARS   GRANTED TO    OR BASE
                           GRANTED     EMPLOYEES IN    PRICE      EXPIRATION         5%        10%
          NAME              (#)(B)    FISCAL YEAR(C) ($/SH)(D)      DATE(E)        ($)(F)     ($)(G)
          ----           ------------ -------------- --------- ----------------- ---------- ----------
Esping, P.E.............       --          --            --                  --         --         --
Morrison, Jerrold.......    50,000          11%       $37.00   February 27, 2006  1,163,455  2,948,424
Brennan, Daniel.........       --          --            --                  --         --         --
Owens, Bernard..........       --          --            --                  --         --         --
Braswell, Harvey........     5,000           1%       $37.00   February 27, 2006    116,346    294,842
                            25,000           5%       $41.00   November 15, 2006    644,617  1,633,586
                            ------         ---                                   ---------- ----------
                            30,000           6%                                     760,963  1,928,428

OPTION EXERCISES DURING 1996 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

  The following table provides information related to options and warrants exercised by the named executive officers during the 1996 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                          SHARES               UNDERLYING UNEXERCISED         IN-THE-MONEY
                         ACQUIRED              OPTIONS/SAR'S AT FISCAL       OPTIONS/SARS AT
                            ON       VALUE         YEAR-END (#)(D)      FISCAL YEAR-END(2)($)(E)
                         EXERCISE REALIZED(1) ------------------------- -------------------------
                          (#)(B)    ($)(C)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
                         -------- ----------- ----------- ------------- ----------- -------------
Esping, P.E.............     --         --      50,000       100,000      362,500       725,000
Morrison, Jerrold.......     --         --      41,666       133,334      370,826     1,129,174
Brennan, Daniel.........  75,000    996,875     18,333           --       175,414           --
Owens, Bernard..........     --                 33,000        29,000      344,085       262,665
Braswell, Harvey........     --         --         --         30,000          --        132,500

--------

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2) The closing price for the Company's Common Stock as reported by the NASDAQ Stock Market as of December 31, 1996 was $44.75. Value is calculated on the basis of the difference between the option exercise price and $44.75 multiplied by the number of shares of Common Stock underlying the option.

COMPENSATION OF DIRECTORS

  Each director who is not an officer of the Company or a subsidiary receives an annual fee of $8,000 plus $500 for each Board of Directors or Committee meeting attended. In addition, Committee chairmen who are not officers of the Company or a subsidiary receive an annual fee of $1,000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Company has strived to structure its executive compensation programs in a manner designed to attract and retain a talented and capable management team, and to provide appropriate compensation based on that team's achievement of financial performance objectives. During 1996, the Compensation Committee held primary responsibility for determining the compensation of the Company's chief executive officer (the "Chief Executive"), and for approving the determinations of compensation paid to other officers and senior executives proposed by the Chief Executive. In determining compensation for the Chief Executive, Mr. Perry E. Esping abstained from all discussions.

  Compensation is paid to the Chief Executive in the form of base compensation, bonus compensation and the granting of options to buy shares of the Company's common stock at then prevailing market prices. Each year the Board of Directors of the Company sets forth certain financial performance objectives for the Company. The Company's ability to meet such targeted financial goals, changes in the market price of the Company's common stock, and the Chief Executive's previous base compensation level are the most important criterion utilized by the Compensation Committee in determining the compensation of the Chief Executive, although the Compensation Committee reviews other factors, including the compensation awarded to chief executive officers of similar corporations. Based on a review of such criteria, the Compensation Committee determines the annual base and bonus compensation of the Chief Executive. In addition, the Compensation Committee from time to time may grant stock options in order to reward the Chief Executive for the long-term performance of the Company. With respect to the Chief Executive's compensation during 1996, the Compensation Committee largely relied upon the Company's financial performance and the previously existing compensation level for the Chief Executive. Although the Compensation Committee did not quantitatively provide the relationship of such financial performance to the Chief Executive's compensation, that factor was a significant consideration. The Compensation Committee also considered the compensation practices of other corporations in the Company's industry which are most likely to compete with the Company for the services of executive officers. Based upon a review of these and other relevant factors, the Compensation Committee considered it appropriate and in the best interests of the Stockholders, to make no changes to the Chief Executive's base compensation, and to award no bonus or stock options during 1996.

  Compensation to other officers and senior executives is also provided in the form of base compensation, bonus compensation and the granting of stock options. Base compensation is determined based on industry norms associated with the position held by the executive, while bonus compensation is normally linked to specific shorter term (e.g., one to three years) profit objectives and stock options are granted to reward longer-term performance (particularly the stock price performance) of the Company. The Chief Executive's decisions concerning the specific compensation elements for individual officers and senior executives (which, after a thorough review, were almost universally ratified by the Compensation Committee) were made within this framework and in light of each executive's level of responsibility, performance, current salary and prior-year bonus and other compensation awards. The Chief Executive is responsible for the performance assessment of individual officers and senior executives and provides his recommendations to members of the Compensation Committee for review and approval.

      Perry E. Esping            L.D. Brinkman David H. Monnich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the last fiscal year, Mr. Esping served as both a member of the Company's Compensation Committee and as the Company's Chief Executive Officer. Certain transactions between the Company and

Mr. Esping are described under "Certain Transactions" below. In addition, Mr. Esping is a principal stockholder of Service Data Corporation, a corporation for which Mr. Masterson serves as Chief Executive Officer, a director and stockholder. The Board of Directors of Service Data Corporation is responsible for establishing Mr. Masterson's compensation as Chief Executive Officer.

STOCK PERFORMANCE CHART

  The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended December 31, 1996 with the cumulative total return on the NASDAQ Index and the Peer Group Index. The Peer Group Index, compiled by the Company, is the average of SIC codes 357, NASDAQ Computer Manufacturer Stocks and 737, NASDAQ Computer and Data Processing Services Stocks. Such compilation was utilized to achieve a comparison with a group of companies which together have similar operations to that of the Company. Management does not believe that any one company or any group of companies in a single industry group provides a comparable index for the Company's performance. The comparison assumes $100 was invested on December 31, 1991 in the Company's Common Stock and in each of the foregoing indices.

              COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG
             BRC HOLDINGS, INC., NASDAQ INDEX AND PEER GROUP INDEX

                                    [GRAPH]

                                        NASDAQ
                                        Stock
                                        Market
Measurement Period            BRC       Index       Peer
(Fiscal Year Covered)       Holdings     (US)       Group
---------------------       --------    -------    ------
Measurement Point-
12/31/1991                   100.000    100.000    100.000

        1992                  92.222    116.378    121.006
        1993                 148.333    133.595    120.631
        1994                 147.778    130.587    139.076
        1995                 175.556    184.674    215.460
        1996                 198.889    227.164    277.968

CERTAIN TRANSACTIONS

  The Company has a minority investment in, and has certain consulting and sales representative agreements with, MatriDigm Corporation ("MatriDigm"). MatriDigm is a privately-held company located in Denver, Colorado, which specializes in the development and use of computer technologies designed to correct the "Year 2000" date problem which may cause many computer systems to incorrectly identify two digit numbers representing years occurring after 1999 (i.e., "00," "01," etc.) as years occurring during the early part of the twentieth century (1900, 1901, etc.). Pursuant to an agreement between the Company and MatriDigm, Mr. Esping serves as Chairman of the Board of MatriDigm. Although Mr. Esping receives no compensation from MatriDigm for his services, an investment trust, whose primary beneficiaries are members of Mr. Esping's immediate family, owns less than ten percent of the outstanding equity securities of that company and may be deemed to benefit indirectly from business relationships with the Company. The Company owns 2,000,000 common shares and 1,000,000 preferred shares, representing approximately 9% of the outstanding equity of MatriDigm. The Company paid $3,500,000 for such shares and they bear certain restrictions, including repurchase rights with respect to a portion of the common shares. The Company, pursuant to a consulting agreement, receives 5% of the cumulative pre-tax operating profits of MatriDigm in exchange for Mr. Esping's services and certain other assistance by the Company. The Company received no payments during fiscal year 1996 with regard to this obligation. Additionally, through a sales representative agreement, the Company serves as a commissioned distributor of MatriDigm services. No commissions were received by the Company during fiscal year 1996 with respect to MatriDigm's services.

  A subsidiary of the Company leases real property owned by a partnership that includes as a partner Mr. Brennan, an executive officer of the Company. The lease agreement covering this parcel has a term expiring in February 2004. Annual rental payments paid by the Company in 1996, 1995, and 1994, were $229,000, $217,000 and $211,000 respectively. Management believes that, under the circumstances under which the lease was negotiated, the terms of the lease are at least as favorable to the Company as those that could have been obtained in an arm's-length transaction with unaffiliated parties.

  A business, partly owned by a family member of Mr. Esping, leased real property from the Company through September, 1996. The lease agreement covered approximately 5,600 square feet of production and warehouse space which was otherwise unused by the Company. The Company collected approximately $21,000 in 1996 under the lease. The lease rate negotiated was based upon what the Company believes were existing market conditions at the inception of the lease.

  The Company subleases office space to Mr. Esping for personal use. The lease agreement covers 1,357 square feet of office space on which the Company collects approximately $16,000 annually in rent. Management believes that the lease rate negotiated was consistent with existing market conditions at the inception of the lease.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended (The "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except Messrs. Brinkman, Masterson, Monnich and Stoffel each filed one late report with respect to their being individually granted options to purchase 10,000 shares of common stock pursuant to the 1995 Stock Option Plan for Non-Employee Directors in August 1996 and Mr. Gegenheimer filed one late report concerning the purchase of 900 shares of common stock in June 1996.

                     COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors has established the Audit Committee and a Compensation Committee to assist the Board of Directors in carrying out its duties.

  The Audit Committee's duties include engaging and discharging the Company's independent auditors; reviewing and approving the engagement of the auditors for audit and non-audit services; reviewing with the independent accountants the fee, scope, and timing of the audit and non-audit services; reviewing the completed audit with the independent accountants regarding their report, the conduct of the audit, any accounting adjustments and recommendations for improving internal controls, and any other significant findings during the audit; meeting periodically with the Company's management, financial staff and auditors to discuss internal accounting and auditing procedures; initiating and supervising any special investigations it deems necessary; and reviewing significant press releases concerning financial matters. The Audit Committee consists of Messrs. Stoffel and Monnich and is chaired by Mr. Stoffel.

  The Compensation Committee periodically reviews the Company's compensation, employee benefit plans, and other fringe benefits paid to or provided for officers and directors of the Company and approves the annual salaries and bonuses of officers of the Company and executive officers of the Company's subsidiaries. The Compensation Committee also selects the employees to whom options may be granted under the Company's option plans and generally administers the option plans. The Compensation Committee consists of Messrs. Brinkman, Esping and Monnich and is chaired by Mr. Monnich.

  During 1996 the Board of Directors held five meetings (excluding two actions by unanimous consent). The Audit Committee held one meeting and the Compensation Committee held one meeting during such year. With the exception of Mr. Monnich with respect to his attendance at one meeting, all members of the Board of Directors attended all of their respective Board and committee meetings during 1996.

                    PROPOSAL TWO: APPROVAL OF NONQUALIFIED
                     PERFORMANCE STOCK OPTION PLAN FOR NEW
                 EMPLOYEES AND EMPLOYEES OF ACQUIRED COMPANIES

  On March 11, 1997, the Board of Directors approved the submission for stockholder approval of the Nonqualified Performance Stock Option Plan for New Employees and Employees of Acquired Companies (the "Acquired Company Plan"), the text of which is attached as Exhibit A to this Proxy Statement. The material features of the Acquired Company Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Acquired Company Plan.

GENERAL

  The purpose of the Acquired Company Plan is to further the growth, development and financial success of the Company by providing incentives to certain prospective employees, advisers and consultants to the Company, including those who are expected to become employees, advisers or consultants to the Company as a result of the acquisition by the Company of business operations or assets of third parties. The Company hopes to provide such incentives, among other things, to encourage retention of employees of acquired businesses and the commitment of new employees to achieving the Company's future performance objectives. In furtherance of this purpose, the Acquired Company Plan authorizes granting to persons who have agreed to become employees, advisers or consultants to the Company or to persons who are employees, advisers or consultants to businesses which the Company intends to acquire, options to purchase a total of 500,000 shares of the Common Stock (subject to adjustment as described below). If any option issued under the Acquired Company Plan terminates or expires or is canceled or surrendered as to any shares of Common Stock, a new option may be granted covering such shares. The Company is not currently engaged in any negotiations with regard to an acquisition of a business or assets to which the Acquired Company Plan is expected to relate. Nonetheless, the Company expects, in the future, to consider one or more opportunities to acquire businesses or assets, the successful operation of which will require the commitment of qualified personnel to the Company's long-term goals. Management of the Company feels that the Acquired Company Plan will provide the Company with an important tool to achieving the successful operation and integration of any business acquired in the future.

TERMS AND CONDITIONS

  Subject to stockholder approval, the Stock Option Committee of the Board of Directors of the Company (the "Committee") may grant options to purchase up to 500,000 shares to natural persons who have agreed to become Employees (as defined below) of the Company or who are employees, advisers or consultants to other persons or business entities, if such employees, advisers or consultants are, or are expected to become, Employees following the consummation of any transaction pursuant to which the Company acquires one or more businesses or assets to be utilized by the Company in connection with its existing or contemplated business activities. For the purposes of the Acquired Company Plan, an "Employee" is any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Internal Revenue Code of 1986, as amended (the "Code")) of or any adviser or consultant to the Company, or of or to any corporation which is then a subsidiary of the Company; provided, however, that to the extent any person receiving options shall not be an employee for the purposes of Section 3401(c) of the Code, such person shall be, at the time of such grant, rendering, or under contract or agreement to render in the future, bona fide services to the Company or any of its subsidiaries other than services in connection with the offer or sale of securities in a capital raising transaction. In addition, no person shall be eligible for the grant of options under the Acquired Company Plan if such person has been an Employee during the sixty (60) days preceding the date of grant. Although the recipients of options who are employees, advisers or consultants of or to businesses which the Company proposes to acquire, will not be Employees as of the date of grant, no option granted under the Acquired Company Plan will be exercisable by a recipient unless such person becomes an employee, adviser or consultant to the Company and renders bona fide services to Company in connection therewith, following the date of grant.

  Options may be granted under the Acquired Company Plan at an exercise price deemed appropriate by the Committee. Options may be granted with exercise prices below the market value of the Common Stock on the date of grant. No cash consideration is to be paid by persons receiving grants. In order to exercise an option, a holder may pay the full exercise price in cash, or at the discretion of the Committee, the Company may accept an exchange of shares of the Common Stock previously owned by the optionee for payment of the exercise price and related costs. Options granted under the Acquired Company Plan will vest and become exercisable at such times and in such installments (which may be cumulative) as the Company shall provide in the terms of individual stock option agreements, as same may be amended from time to time. By a resolution adopted by the Committee following the date of any option, and subject to the consent of the holder of such option, the Committee may accelerate the time at which such option, or any portion thereof, may be exercised. Vested options are exercisable for a period of ten years from the date of grant.

  Options granted under the Acquired Company Plan will be nontransferable, except by will or pursuant to the laws of descent and distribution and will be exercisable (assuming the satisfaction of conditions prescribed above) during the optionee's lifetime only by such optionee or his guardian or legal representative. If an optionee dies, any vested and exercisable options may be exercised, in whole or in part, by the person to whom his rights under the options have passed by will or intestacy, at any time during the year after his death but not later than the expiration of the options in question. Any option which expires or is canceled without having been fully exercised prior to its expiration or cancellation, may again be granted under the Acquired Company Plan.

  The number of shares issuable upon exercise of options granted under the Acquired Company Plan will be subject to adjustment in the event that the outstanding shares of the Common Stock subject to such options are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or in the event holders of the Common Stock receive additional shares of Common Stock, or a different kind or number of shares of security of the Company, or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split up, stock dividend, combination of shares, or otherwise. In any event, the Committee will make an appropriate and equitable adjustment in the aggregate number of shares of the Common Stock which may be issued pursuant to the Acquired Company Plan and the number and kind of shares or other consideration as to which all outstanding options under the Acquired Company Plan, or portions thereof then unexercised, shall be exercisable. Any such adjustment by the Committee shall be final and binding upon the Company, all persons holding, or eligible to receive options under the Acquired Company Plan and all other interested persons. In addition, the Company, in its sole discretion, may provide that an option granted under the Acquired Company Plan may be exercised upon the merger or consolidation of the Company into another corporation, upon the exchange or acquisition by any person or entity, in one transaction or a series of transactions, of all or substantially all of the Company's assets or fifty percent (50%) or more of its then outstanding voting stock, whether through merger, consolidation or otherwise, or upon the recapitalization, reclassification, liquidation or dissolution of the Company or, with respect to a particular optionee of an option under the Acquired Company Plan, such other events as may be defined as a "Change of Control" in such optionee's option agreement. Any such determination by the Committee shall be adopted by resolution prior to the occurrence of the Change of Control. If the Committee so determines prior to the occurrence thereof, options granted under the Acquired Company Plan shall be exercisable as to all shares subject thereto, notwithstanding any other provision of such option agreement, but subject to any prior expiration thereof, upon the occurrence of a Change of Control. The Committee may also decide that options granted under the Acquired Company Plan shall remain exercisable after any such Change of Control and that upon exercise thereof, holders of options granted under the Acquired Company Plan shall be entitled to receive the kind and amount of securities or other properties, or the cash equivalent thereof, receivable as a result of the Change of Control by the holder of a number of shares of the securities of the Company into which the option in question could have exercised immediately prior to such Change of Control. Finally, in the event that the Committee shall determine that options granted under the Acquired Company Plan will not be exercisable following such Change of Control, holders thereof shall be entitled to receive consideration for the termination of such options, whether or not then exercisable or vested, in an amount not less than the excess, if any, of (a) the per share consideration payable pursuant to the terms of the transaction resulting in the Change of Control in respect of the Common Stock (or, if applicable, in respect of the assets of the Company), over (b) the exercise price per share of all shares of the Common Stock subject to such option, times the number of shares of Common Stock subject to such option (or the fair market value of securities or other property received in respect of the Common Stock as a result of the Change of Control).

FEDERAL TAX CONSEQUENCES

  Each of the options granted under the Acquired Company Plan will be a nonqualified stock option and, therefore, not entitled to the special tax treatment afforded to incentive stock options under the Code. The granting of such options with exercise prices equal to the fair market value of the Common Stock is not a taxable event to either the optionees or to the Company. Upon the exercise of such options, an optionee will recognize ordinary income in the amount equal to the excess of the then fair market value of the Common Stock acquired over the exercise price of the option and the Company may deduct the amount of such ordinary income recognized by the optionee.

GRANT OF OPTIONS

  No options under the Acquired Company Plan have been granted. The number of option shares granted under all of the Company's plans to each executive officer and all executive officers as a group during the last fiscal year and the relevant exercise prices for such grants are set forth in the table entitled "Options/SAR Grants in the Last Fiscal Year." Current employees, including executive officers, of the Company and nonemployee directors of the Company will not be eligible to receive grants under the Acquired Company Plan unless their employment by the Company should terminate and not be renewed for sixty (60) days or more. The Company has no current plans to grant options under the Acquired Company Plan to any person.

REQUIRED AFFIRMATIVE VOTE

  Approval of the Acquired Company Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the 1997 Annual Meeting. The Board of Directors believes that the proposal is in the best interest of the Company and its stockholders and recommends that stockholders vote FOR approval of the Acquired Company Plan.

TERMINATION AND AMENDMENT OF THE ACQUIRED COMPANY PLAN

  The Acquired Company Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Board of Directors of the Company and in some cases, the Committee; provided, however, that without a majority vote of the stockholders of the Company present in person or by proxy at any regular or special meeting, no action by the Committee or the Board may, except as provided with regard to a Change of Control, increase the number of shares issuable pursuant to options granted under the Acquired Company Plan, reduce the minimum option price requirements provided for in the Acquired Company Plan or extend the period during which options may be granted under the Acquired Company Plan. No option may be granted under the Acquired Company Plan after the expiration of ten years from the date that the Acquired Company Plan is adopted or the date that the stockholders of the Company approve the Acquired Company Plan, if earlier.

                            STOCKHOLDERS' PROPOSALS

  Any proposals that stockholders of the Company desire to have presented at the 1998 annual meeting of stockholders must be received by the Company at its principal executive offices not later than December 10, 1997 in order to be included in the Company's proxy statement and form of proxy with respect to such 1998 annual meeting.

                                    GENERAL

  The Board of Directors has engaged the firm of Price Waterhouse L.L.P. to act as the independent auditors of the Company for fiscal year 1996. As of the date of this proxy statement, the Board of Directors has not had the opportunity to meet and designate the independent auditors for fiscal year 1997. One or more representatives of Price Waterhouse L.L.P. will attend the Annual Meeting, will have an opportunity to make a statement, and will respond to appropriate questions from stockholders.

  The accompanying proxy is being solicited on behalf of the Board of Directors. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and officers and employees of the Company and by any third parties retained by the Company for such purpose. The cost of any such solicitation will be borne by the Company. Arrangements have been made with Corporate Investor Communications, Inc. ("CIC") for the delivery of proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to their beneficial owners. If deemed necessary by the Company, the Company may engage CIC to solicit proxies for a prearranged fee.

  The cost of approximately $4,000 plus out-of-pocket expenses for proxy distribution by CIC and any additional expenses resulting from any such solicitation will be borne by the Company.

                                         By Order of the Board of Directors,

                                                        LOGO
                                                   Perry E. Esping
                                                    Chairman and
                                               Chief Executive Officer
Dallas, Texas
April 11, 1997

                                   EXHIBIT A

                              BRC HOLDINGS, INC.

                           NONQUALIFIED PERFORMANCE
                      STOCK OPTION PLAN FOR NEW EMPLOYEES
                      AND EMPLOYEES OF ACQUIRED COMPANIES

  BRC Holdings, Inc. ("BRC"), a Delaware corporation, hereby adopts this Nonqualified Performance Stock Option Plan for New Employees and Employees of Acquired Companies. The purpose of this Plan is to further the growth, development and financial success of BRC by providing incentives to certain prospective employees, advisers and consultants to BRC, including those who are expected to become employees, advisers or consultants to BRC as a result of the acquisition of business operations or assets of third parties. BRC is providing such incentives, among other things, to encourage retention of employees of acquired companies and the commitment of new employees to achieving BRC's future performance objectives.

                                   ARTICLE 1

                                  DEFINITIONS

SECTION 1.1 BOARD

  "Board" shall mean the Board of Directors of BRC.

SECTION 1.2 BRC

  "BRC" shall mean BRC Holdings, Inc., a Delaware corporation.

SECTION 1.3 CHANGE OF CONTROL

  "Change of Control" shall mean either the effective date of either the merger or consolidation of BRC into another corporation, or the exchange or acquisition by another Person in one transaction or a series of transactions of all or substantially all of BRC's assets or 50% or more of its then outstanding voting stock, whether through merger, consolidation or otherwise, or the recapitalization, reclassification, liquidation or dissolution of BRC or, with respect to a particular Employee designated by the Committee, the occurrence of a "Change of Control" as specifically defined in such Employee's employment or equivalent agreement with BRC.

SECTION 1.4 CODE

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.5 COMMITTEE

  "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1 or a successor or substitute committee thereto designated by the Board to exercise the authority of the "Committee" with regard to the Plan.

SECTION 1.6 COMMON STOCK

  "Common Stock" shall mean the Common Stock, par value $.10 per share, of BRC.

SECTION 1.7 EMPLOYEE

  "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of or any adviser or consultant to BRC, or of or to any corporation which is then a Subsidiary, whether such employee, adviser or consultant is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan; provided, however, that to the extent any person receiving options shall not be an employee for the purposes of Section 3401(c) of the Code, such person shall be, at the time of such grant, rendering, or under contract or agreement to render in the future, bona fide services to BRC or any of its Subsidiaries other than services in connection with the offer or sale of securities in a capital raising transaction.

SECTION 1.8 GENERAL

  Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 1.9 OPTION

  "Option" shall mean an option granted under the Plan to purchase Common Stock. Options include only options which are not intended to be "incentive stock options" under Section 422 of the Code.

SECTION 1.10 OPTION PRICE

  "Option Price" shall have the meaning given in Section 4.2.

SECTION 1.11 PERSON

  "Person" shall mean any individual, corporation, partnership, limited partnership, trust or business entity, or any group of them acting in concert or under common control with regard to BRC or the Common Stock.

SECTION 1.12 PLAN

  "Plan" shall mean the Nonqualified Performance Stock Option Plan for New Employees of BRC and its Subsidiaries.

SECTION 1.13 PRONOUNS

  The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.14 SECRETARY

  "Secretary" shall mean the Secretary, or any successor officer holding substantially similar duties, as delegated by the Board, with regard to the Plan, of BRC.

SECTION 1.15 STOCK OPTION AGREEMENT

  "Stock Option Agreement" shall have the meaning contemplated in Section 4.1.

SECTION 1.16 SUBSIDIARY

  "Subsidiary" shall mean any corporation (other than BRC) in an unbroken chain of corporations beginning with BRC if each of the corporations, or if each group of commonly controlled corporations, other than the last corporation in an unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in at least one of the other corporations in such chain.

SECTION 1.17 TERMINATION OF EMPLOYMENT

  "Termination of Employment" shall mean the time when the employee-employer advisory or consultancy relationship between the Employee and BRC or its Subsidiaries is terminated for any reason whatsoever. The Committee, in its absolute discretion, shall determine, for purposes of the Plan, the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether particular leaves of absence constitute Terminations of Employment and the question of whether any reemployment (which may include a commitment to rehire) by BRC is simultaneous, for the purposes of this Plan, with termination. Notwithstanding any other provision of this Plan, BRC or any of its Subsidiaries have an absolute and unrestricted right to terminate any Employee's employment at any time for any reason whatsoever with or without cause.

                                   ARTICLE 2

                            SHARES SUBJECT TO PLAN

SECTION 2.1 SHARES SUBJECT TO PLAN

  Subject to the provisions of Sections 4.6 and 4.7, the shares of stock subject to Options shall be shares of Common Stock. The aggregate number of shares of Common Stock which may be issued upon exercise of Options shall not exceed 500,000 shares, subject to adjustment as provided in Section 4.6 or 4.7 hereof and subject to the amendment of this Plan by any action of the Board of Directors of BRC, as ratified by the stockholders of BRC, in accordance with
Section 7.4 hereof.

SECTION 2.2 UNEXERCISED OPTIONS

  If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

                                   ARTICLE 3

                              GRANTING OF OPTIONS

SECTION 3.1 ELIGIBILITY

  Any natural person who has agreed to become an Employee or who is an employee, adviser or consultant to any other Person and who is, or is expected to become an Employee following the consummation of any transaction between the Person in question and BRC pursuant to which BRC acquires from such Person
(i) one or more businesses or (ii) assets to be utilized by BRC in connection with its existing or contemplated business activities, shall be eligible to be granted Options. Notwithstanding the foregoing, no Options hereunder may be granted to any Person who was, at any time during the sixty (60) days preceding such grant, an Employee of BRC or its Subsidiaries.

SECTION 3.2 GRANTING OF OPTIONS

  The Committee shall from time to time, in its absolute discretion:

    (i) Determine the eligible Persons to whom options should be granted; and

    (ii) Determine the number of shares to be subject to any such Options;
  and

    (iii) Determine the terms and conditions of such Options consistent with the Plan; and

    (iv) Establish such conditions as to the vesting of options and the manner of exercise of such Options as it may deem necessary, including but not limited to establishing a maximum number of Options that any Person shall be entitled to and requiring option holders under this Plan to enter into agreements regarding transferability and other restrictions with respect to shares issuable upon exercise of such Options.

SECTION 3.3 BONA FIDE SERVICES REQUIRED

  Notwithstanding any provision of Sections 3.1 or 3.2, or of any agreement relating to an Option granted hereunder, no Option shall become exercisable in whole or in part until the Person to whom such Option shall have been granted has become an Employee of BRC or its Subsidiaries or has otherwise begun to render bona fide services to BRC or its Subsidiaries.

                                   ARTICLE 4

                               TERMS OF OPTIONS

SECTION 4.1 OPTION AGREEMENT

  Each Option shall be evidenced by a written stock option agreement (a "Stock Option Agreement") which shall be executed by the Employee and an authorized officer of BRC and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

SECTION 4.2 OPTION PRICE

  The price per share of the Common Stock subject to each Option (the "Option Price") shall be set by the Committee in its discretion. The Option Price may be less than the fair market value of such shares on the date such Option is granted.

SECTION 4.3 COMMENCEMENT OF EXERCISABILITY

  Subject to the provisions of Section 7.4, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Stock Option Agreement as amended from time to time; provided, however, that by a resolution adopted after an Option is granted, the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 7.4, accelerate the time at which such Option or any portion thereof may be exercised.

SECTION 4.4 EXPIRATION OF OPTIONS

  (a) No Option may be exercised to any extent by anyone after, and every Option shall expire no later than the tenth anniversary of the date the Option was granted or deemed granted.

  (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Stock Option Agreement, when such Option expires and becomes unexercisable

SECTION 4.5 NO RIGHT TO CONTINUE IN EMPLOYMENT OR OFFICE

  Nothing in this Plan or in any Stock Option Agreement (i) shall confer upon any Person any right to employment or continued employment by BRC or any of its Subsidiaries or (ii) shall interfere with or restrict in any way the rights of BRC and its Subsidiaries, which are hereby expressly reserved, to terminate the employment of any Employee at any time for any reason whatsoever, with or without good cause. No termination of any Employee, or any document or agreement executed or delivered in connection therewith shall have the effect of amending any Stock Option Agreement or modifying any of its terms unless such Stock Option Agreement or this Plan is specifically referenced with regard thereto.

SECTION 4.6 ADJUSTMENTS IN OUTSTANDING OPTIONS

  Subject to Section 4.7, in the event that the outstanding shares of Common Stock subject to Options are, from time to time, changed into or exchanged for a different number or kind of shares of BRC or other securities of BRC or in the event holders of the Common Stock receive additional shares of Common Stock or a different kind or number of shares of BRC or other securities of BRC by reason of a merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the aggregate number of shares which may be issued pursuant to Section 2.1 hereof and the number and kind of shares or other consideration as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon all Employees, BRC and all other interested persons.

SECTION 4.7 CHANGE OF CONTROL

  In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option, the Committee may provide that such Option cannot be exercised after a Change of Control, and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such Change of Control, that, for some period of time prior to such Change of Control, such Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary in Section 4.3 and/or in any installment provisions of such Option (but subject to the provisions of Section 4.4(a)) and that, upon the occurrence of such Change of Control, such Option shall terminate and be of no further force or effect; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Option shall remain exercisable after any such Change of Control, from and after such Change of Control, any such Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such Change in Control by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such Change of Control. Notwithstanding the foregoing, in the event that the Committee determines that the Option cannot be exercised or terminates after the occurrence of a Change of Control, then to the extent the holder thereof has not exercised such Option or otherwise received adequate consideration in respect thereof prior to the occurrence of such Change of Control, that holder shall be entitled to receive in consideration for the termination of such Option, whether or not then exercisable or vested, an amount not less than the excess, if any, of (a) the per share consideration payable pursuant to the terms of such Change of Control, in respect of the Common Stock (or, if applicable, in respect of the assets of BRC), over (b) the Option Price per share for all shares of Common Stock subject to such Option, times the number of shares of Common Stock subject to such Option; provided, however, that, to the extent the consideration referred to in clause (a) above includes, in whole or in part, securities or property (other than cash), the per share consideration for purposes of such clause (a) shall equal the fair market value of such securities or property plus any cash portion of the consideration. Notwithstanding anything to the contrary contained herein, a person who is an Employee as of the effective date of a Change in Control shall vest and be entitled to 100% of any options theretofore granted to such Employee, and all such Options shall become fully exercisable immediately prior to (but conditional upon the occurrence of) any event constituting a Change of Control.

                                   ARTICLE 5

                              EXERCISE OF OPTIONS

SECTION 5.1 PERSONS ELIGIBLE TO EXERCISE

  During the lifetime of the Person receiving an Option hereunder, only he or his guardian may exercise such Option. After the death of the Person receiving an Option hereunder, any exercisable portion of an Option may, prior to the earlier to occur of (i) one year following the death of such Person or (ii) the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Employee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 PARTIAL EXERCISE

  At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof expires or becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that BRC shall not be required to issue fractional shares and the Committee may, in the Stock Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 MANNER OF EXERCISE

  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when such Option or such portion becomes unexercisable under
Section 4.4 or Section 4.7:

    (a) Notice in writing signed by the Employee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised;

    (b) Full payment of the Option Price (in cash or by delivery of a properly executed exercise notice as specified in Section 5.3(a) above together with irrevocable instructions to a broker to promptly deliver to BRC the amount of sale or loan proceeds to pay the exercise price) for the shares with respect to which such Option or portion thereof is thereby exercised, together with payment or arrangement for payment of any federal income or other tax required to be withheld by BRC with respect to such shares;

    (c) In lieu of payment contemplated in clause (b) above, at the discretion of the Committee, an exercising holder may tender, in payment of all or any part of the Option Price or any federal or other taxes due with respect to an exercise, shares of Common Stock having a fair market value equal to the required cash payment amounts;

    (d) Such representations and documents as the Committee reasonably deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and any other federal, state or foreign securities laws or regulations promulgated thereunder, all as may be amended from time to time. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop- transfer orders to transfer agents and registrars;

    (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than an Employee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and

    (f) Such other documents, certificates or undertakings as the Committee may require in accordance with Section 7.2 hereof or as may be required pursuant to applicable law.

                                   ARTICLE 6

                                ADMINISTRATION

SECTION 6.1 STOCK OPTION COMMITTEE

  The Committee shall consist of at least two Directors. It shall be appointed by and shall serve at the pleasure of the Board. If the Board shall make the determination to seek or maintain such exemption, and to the extent required to secure or maintain any exemption available under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no person shall be eligible to serve on the Committee unless he is then a "Non-Employee Director" within the meaning of paragraph (b)(3) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act, as amended, as such Rule or its equivalent is then in effect. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board as it deems appropriate. At the option of the Board, or in the absence of the appointment or designation of the Committee by the Board, the entire Board shall constitute the Committee.

SECTION 6.2 DUTIES AND POWERS OF COMMITTEE

  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules shall be consistent with the basic purpose of the Plan to grant Options. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

SECTION 6.3 MAJORITY RULE

  The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.4 COMPENSATION: PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

  Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by BRC. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, BRC and the officers and Directors of BRC shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Employees, BRC and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by BRC with respect to any such action, determination or interpretation.

                                   ARTICLE 7

                           MISCELLANEOUS PROVISIONS

SECTION 7.1 RIGHTS AS STOCKHOLDERS

  The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of BRC in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by BRC to such holders.

SECTION 7.2 TRANSFER RESTRICTIONS

  The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate, and any such restrictions shall be set forth in the respective Stock Option Agreement or a stock subscription agreement to be executed by the grantee thereof prior to the exercise of an option and may be referred to on the certificates evidencing such shares.

SECTION 7.3 OPTIONS NOT TRANSFERABLE

  No Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.3 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.4 AMENDMENT. SUSPENSION OR TERMINATION OF THE PLAN

  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of a majority vote of BRC's stockholders present in person or by proxy at any regular or special meeting given within 12 months before or after the action by the Board or the Committee, no action of the Committee or the Board may, except as provided in Sections 4.6 or 4.7, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued upon exercise of Options, reduce the minimum option price requirements in
Section 4.2 or extend the limit imposed in this Section 7.4 on the period during which Options may be granted. Except as expressly permitted by the terms of the Plan, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten (10) years from the date the Plan is adopted or the date the stockholders of BRC approve this Plan, if earlier.

SECTION 7.5 EFFECT OF PLAN UPON OTHER OPTIONS AND COMPENSATION PLANS

  Nothing in this Plan shall be construed to limit the right of BRC or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for employees of BRC or any of its Subsidiaries or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.6 TITLES

  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

P
R
O
X
Y
                              BRC HOLDINGS, INC.
                     1111 W. MOCKINGBIRD LANE, SUITE 1400
                              DALLAS, TEXAS 75247
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby (1) acknowledges receipt of the notice dated April 11, 1997 of the annual meeting of stockholders of BRC Holdings, Inc. (the "Company") to be held in the Salons I and II of the Sheraton Suites Market Center Hotel, 2101 Stemmons Freeway, Dallas, Texas 75207 on May 15, 1997, at 9:00 a.m., Dallas time, and the proxy statement in connection therewith, and
  (2) appoints Perry E. Esping and Paul T. Stoffel, and each of them, his proxies, with full power of substitution, for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company held of record by the undersigned on March 26, 1997 at said meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

    1. Election of Directors, Nominees: L. D. Brinkman, Perry E. Esping, Robert E. Masterson, David H. Monnich, and Paul T. Stoffel.

    2. To approve the Nonqualified Performance Stock Option Plan for New Employees and Employees of Acquired Companies.

  You may specify your choices by making the boxes on the reverse side, but you do not need to mark any boxes if you want to vote as recommended by the Company's Board of Directors. The proxies cannot vote your shares unless you sign and return this proxy card.

                                                               See Reverse Side

                BRC HOLDINGS, INC.       0                   SHARES IN YOUR NAME
             PLEASE MARK VOTE IN OVAL
             IN THE FOLLOWING MANNER
             USING DARK INK ONLY.

[                                                                              ]


1. Election of Directors (See Reverse)                                  For All
                                                For      Withheld        Except
                                                 0          0               0

--------------------------------------
          Nominee Exception

2. Adoption of the Nonqualified Performance     For      Against         Abstain
   Stock Option Plan.                            0          0               0

3. In their discretion, the proxies are         For      Against         Abstain
   authorized to vote upon such other            0          0               0
   business as may properly come before
   the meeting.



 [_] Check if Change of Address.          Please sign exactly as name is
                                          registered under the plan and appears
                                          above.

                                          Signature _______________Date_________

P
R
O
X
Y
                              BRC HOLDINGS, INC.
                     1111 W. MOCKINGBIRD LANE, SUITE 1400
                              DALLAS, TEXAS 75247
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby (1) acknowledges receipt of the notice dated April 11, 1997 of the annual meeting of stockholders of BRC Holdings, Inc. (the "Company") to be held in the Salons I and II of the Sheraton Suites Market Center Hotel, 2101 Stemmons Freeway, Dallas, Texas 75207 on May 15, 1997, at 9:00 a.m., Dallas time, and the proxy statement in connection therewith, and
  (2) appoints Perry E. Esping and Paul T. Stoffel, and each of them, his proxies, with full power of substitution, for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company held of record by the undersigned on March 26, 1997 at said meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

    1. Election of Directors, Nominees: L. D. Brinkman, Perry E. Esping, Robert E. Masterson, David H. Monnich, and Paul T. Stoffel.

    2. To approve the Nonqualified Performance Stock Option Plan for New Employees and Employees of Acquired Companies.

  The shares credited in the name of the undersigned will be voted as specified if this card is signed by or on behalf of the participant and received by the Trustee by May 9, 1997. If no specification is made as to how to vote the shares, then the shares will be voted for the matters specifically referred to above. If this card is not signed and received by the Trustee, then the shares will be voted by the Trustee in the same proportion as the shares with respect to which voting instructions are received.

                                                               See Reverse Side

                BRC HOLDINGS, INC.       0                   SHARES IN YOUR NAME
             PLEASE MARK VOTE IN OVAL
             IN THE FOLLOWING MANNER
             USING DARK INK ONLY.

[                                                                              ]


1. Election of Directors (See Reverse)                                  For All
                                                For      Withheld        Except
                                                 0          0               0

--------------------------------------
          Nominee Exception

2. Adoption of the Nonqualified Performance     For      Against         Abstain
   Stock Option Plan.                            0          0               0

3. In their discretion, the proxies are         For      Against         Abstain
   authorized to vote upon such other            0          0               0
   business as may properly come before
   the meeting.



 [_] Check if Change of Address.          Please sign exactly as name is
                                          registered under the plan and appears
                                          above.

                                          Signature _______________Date_________